EQUITY TRANSACTIONS	6 Months Ended
Nov. 30, 2024
Equity [Abstract]
EQUITY TRANSACTIONS

NOTE 7 – EQUITY TRANSACTIONS

On October 13, 2022 (the “Closing Date”), the Company entered into a Standby Equity Commitment Agreement (the “Equity Agreement” by and among the Company, and MacRab, LLC, a Florida limited liability company ("MacRab"), pursuant to which MacRab has agreed to purchase at the Company’s sole discretion, up to five million dollars ($5,000,000) of the Company's common stock (the “Put Shares”) at a purchase price of 90% of the average of the two (2) lowest volume weighted average prices of the Company’s Common Stock on OTCQB during the six (6) Trading Days immediately following the Clearing Date.

Contemporaneous therewith, the Company and MacRab also entered into a Registration Rights Agreement, whereby the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended. Pursuant to the Registration Rights Agreement, the Company has registered the Put Shares pursuant in a registration statement on Form S-1 (the “Registration Statement”). The Registration Statement was filed on October 21, 2022.

On May 21, 2024, we entered into a Note Purchase Agreement with QC under which we will receive a loan of up to $500,000 for which we issued a convertible note to QC in the principal amount of $555,555.55 bearing interest at 12% per annum with a maturity date 9 months from the date of the note (“Note 3”). Note 3 is convertible into shares of our common stock at a 45% of the lowest trading price of our common stock during the twenty (20) day period ending on the latest complete trading day prior to the conversion date. Note 3 may not be prepaid unless the lender consents. Under the terms of the Note Purchase Agreement, we also issued a warrant to allow QC to purchase up to 5,555,555,500 shares of our common stock during a five-year period ending May 10, 2029 at an exercise price of $0.0001 per share, subject to adjustment. The number of shares being registered hereunder for QC Note 3 is 1,455,524,579, which shares can be issued as conversion shares and/or warrant shares.

During the year ended May 31, 2024, the Company issued an aggregate of 349,461,323 shares of common stock pursuant to the Equity Agreement for net proceeds of $55,730.

During the year ended May 31, 2024, the Company issued an aggregate of 2,265,475,967 shares of common stock for the conversion of notes payable and accrued interest in the aggregate amount of $350,472.

During the year ended May 31, 2024, the Company issued an aggregate of 185,000,000 shares of common stock for consulting and investor relations services rendered to the Company. The shares were valued using the market price for the stock on the date of issuance. The Company recognized $102,700 in expenses which is included in “Salaries and Consulting Fees” in the Consolidated Statement of Operations for the year ended May 31, 2024.

On September 27, 2024, we entered into a Standby Equity Financing Agreement (SECA) with Mac Rab, LLC. Pursuant to the SECA said shareholder has committed to purchase up to $1.25 million of our common stock. The per share purchase price for the shares that we may sell under the SECA will fluctuate based on the price of our common stock and will be equal to 80% of the average of the two (2) lowest volume weighted average prices of the Company’s Common Stock on OTC Pink during the five (5) Trading Days immediately following the Clearing Date. Depending on market liquidity at the time, sales of such shares may cause the trading price of our common stock to fall.